EXHIBIT 99.1
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IVOICE
750 HIGHWAY 34
MATAWAN NJ 07747

PRESS RELEASE
FOR IMMEDIATE RELEASE
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                     IVOICE, INC., ANNOUNCES RECORD DATE FOR
                    SPIN-OFF OF THOMAS PHARMACEUTICALS LTD.
                                 TO SHAREHOLDERS

                     FIFTH SPIN-OFF AND FIFTH STOCK DIVIDEND
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                               TO THE SHAREHOLDERS
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MATAWAN, NJ, OCTOBER 9, 2007 -- iVoice, Inc. (OTC Bulletin Board: IVOI),
announced today the record date of October 15, 2007 for the pending spin-off in the form of a special dividend of its wholly owned subsidiary, THOMAS PHARMACEUTICALS LTD. ("THOMAS PHARMACEUTICALS").

Each iVoice shareholder as of the record date as of October 15 2007 will receive shares of THOMAS PHARMACEUTICALS subject to: (i) the record date having passed,
(ii) the Securities and Exchange Commission reviewing and approving the final amendment to the Thomas Pharmaceuticals' Form SB-2/A and (iii) declaration of effectiveness of this registration statement by the Securities and Exchange Commission. In order to receive shares in Thomas Pharmaceuticals, you must own shares of iVoice, Inc. on the record date of October 15, 2007. It is anticipated that the distribution in the form of a special dividend of Thomas Pharmaceuticals shares will occur sometime in November 2007. Following the distribution, Thomas Pharmaceuticals plans to have its shares traded on the NASD OTC Bulletin Board.

ABOUT IVOICE, INC:

iVoice has determined that the best way to create shareholder value, separate and apart from the operating performance of iVoice, is to implement new business opportunities by distributing shares of spin-offs to the Company's shareholders. The common stock distributions are part of a broader strategy relating to the transition of iVoice into a company focused on the development and licensing of proprietary technologies. We also continue to search for potential merger candidates with or without compatible technology and products, which management feels may make financing more appealing to potential investors.

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Certain information included in this press release, may contain forward-looking statements about our current and expected performance trends, growth plans, business goals and other matters. These statements may be contained in our filings with the Securities and Exchange Commission, in our press releases, in other written communications, and in oral statements made by or with the approval of one of our authorized officers. Information set forth in this press release contains various "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the "Act") provides certain "safe harbor" provisions for forward-looking statements. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management's good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "might," "plan," "predict," "project," "should," "will," and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.

For more information on iVoice, please visit http://www.ivoice.com
Contact:
Dolores Serafin
732-441-7700